                                                                    EXHIBIT 4.18

                                 PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

                         $100,000.00 PRINCIPAL AMOUNT       AS OF MARCH 20, 1998

               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay Anders Ulegard, with an address of 38A Route de Malagnou, CH, 1208, Geneva Switzerland, or registered assigns (the "Holder"), the principal aggregate amount of one hundred thousand dollars ($100,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of twelve per cent (12%) per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

        SECTION 1 PAYMENTS.

               (a) All unpaid principal and interest and fees hereunder shall be due and payable on April 1, 1999, (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) Company may, at its option, prepay all or any part of the principal of this Note, without payment of any premium or penalty. All payments on this Note shall be applied first to interest hereon, and the balance to the payment of principal hereof.

               (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2 EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

        SECTION 3 REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4 MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to principles governing conflicts of law.

               (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                TEAM COMMUNICATIONS GROUP, INC.


                                BY:   /S/ DREW LEVIN
                                    ---------------------------------------
                                      DREW LEVIN
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             SECURED PROMISSORY NOTE


THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.


                         TEAM COMMUNICATIONS GROUP, INC.

                                                            AS OF MARCH 16, 1998
                            $150,000.00 PRINCIPAL AMOUNT LOS ANGELES, CALIFORNIA


               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay Nick Kahla, with an address of: Chemin du Motty, 1026 Echandens, Switzerland, or registered assigns (the "Holder"), the principal aggregate amount of one hundred fifty thousand dollars ($150,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of twelve per cent (12%) per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

        SECTION 1 PAYMENTS.

               (a) (i) All unpaid principal and interest shall be due and payable on March 16, 1999 (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) Company may, at its option, prepay all or any part of the principal of this Note, without payment of any premium or penalty. All payments on this Note shall be applied first to interest hereon and the balance to the payment of principal hereof.

               (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2  EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Borrowers covenant and agree to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity. If an Event of Default has occurred under the Agreement, or this Note in addition to any agreed upon charges, the principal balance of this Note shall thereafter, at Holder's option, bear interest at five percent (5.00%) in addition to the rate set forth in above, calculated over a year of 360 days, however the total rate of interest will not exceed the maximum allowable legal rate of interest.

        SECTION 3 REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4 SECURITY. This note shall be secured by the assets of the Maker, and it is expressly agreed that any such security interest shall be subordinate to Maker's existing note holders as of the date hereof, and further, subordinate to any subsequent obtained conventional lender financing, including but not limited to any bank financing, to be secured by the assets of Maker.

        SECTION 5 MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 5(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 5(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the

Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note has been negotiated and consummated in the State of California and shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to principles governing conflicts of law.

               (f) Company irrevocably consents to the jurisdiction of the courts of the State of California and of any federal court located in such State of California in connection with any action or proceeding arising out of, or relating to, this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Note, or a breach of this Note or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 4(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) This Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.


                                  TEAM COMMUNICATIONS GROUP, INC.


                                  BY:   /S/ DREW LEVIN
                                      ---------------------------------------
                                        DREW LEVIN
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             SECURED PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

                          $235,000.00 PRINCIPAL AMOUNT      AS OF MARCH 20, 1998

               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay David Tresley, with an address of: 655 South Ridge, Lake Forest IL 60045, or registered assigns (the "Holder"), the principal aggregate amount of two hundred thirty five thousand dollars ($235,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with accrued interest and the fixed loan origination fee set forth below. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law and in any such event, any excess amount of such shall be considered to be a loan origination fee (which shall be in addition to the fee referenced below). Company represents and warrants to Holder that the proceeds received by Company pursuant to this Note will be used for working capital in the usual and ordinary course of its business.

        SECTION 1 PAYMENTS.

               (a) All unpaid principal and interest and fees hereunder shall be due and payable on May 31, 1998, (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) Company may, at its option, prepay all or any part of the principal of this Note, without payment of any premium or penalty. All payments on this Note shall be applied first to interest hereon, then to any loan origination fees and the balance to the payment of principal hereof.

               (e) Payments of principal of, and loan origination fees and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2 EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the

Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

        SECTION 3 REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4 SECURITY. This note shall be secured by the assets of the Company, and it is expressly agreed that any such security interest shall be subordinate to Company's existing note holders as of the date hereof, and any subsequent conventional lender financing, including but not limited to any bank financing to be secured by the assets of Company.

               In accordance with the foregoing, Company grants to Holder a security interest in all of the Company's personal property, whether now owned or hereafter acquired, including, without limitation, all accounts, equipment, inventory, general intangibles, instruments and all proceeds thereof. Company agrees to execute any UCC financing statements and other instruments requested by Lender in order to perfect the foregoing security interest of Holder.

        SECTION 5 LOAN ORIGINATION FEE. Included in the principal of this Note is a fee for the origination of this financing, in an amount equal to thirty five thousand dollars ($35,000), which amount (along with any other fee characterized as, or characterizable as, a loan origination fee) shall be considered fully earned as of the date of this Note.

        SECTION 6 MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 6(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 6(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note shall be governed by, and construed in accordance with, the laws of the State of Illinois without giving effect to principles governing conflicts of law.

               (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.


                               TEAM COMMUNICATIONS GROUP, INC.


                               BY:   /S/ DREW LEVIN
                                   ---------------------------------------
                                     DREW LEVIN
                                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

                           $150,000.00 PRINCIPAL AMOUNT     AS OF MARCH 20, 1998

               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay Arab Commerce Bank, with an address of: 6 Cork Street, London W1X1PB England, or registered assigns (the "Holder"), the principal aggregate amount of one hundred fifty thousand dollars ($150,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of twelve per cent (12%) per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

        SECTION 1 PAYMENTS.

               (a) All unpaid principal and interest and fees hereunder shall be due and payable on April 1, 1999, (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) Company may, at its option, prepay all or any part of the principal of this

Note, without payment of any premium or penalty. All payments on this Note shall be applied first to interest hereon, and the balance to the payment of principal hereof.

               (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2 EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

        SECTION 3 REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4 MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to principles governing conflicts of law.

               (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                  TEAM COMMUNICATIONS GROUP, INC.


                                  BY:   /S/ DREW LEVIN
                                      ---------------------------------------
                                        DREW LEVIN
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

$25,000.00 PRINCIPAL AMOUNT                                  AS OF JULY 1,  1998

               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay the Clarence E & Ada M. Miller Trust, with an address of 483 Estrelita Drive, Vista CA 92084, or registered assigns (the "Holder"), the principal aggregate amount of Twenty Five Thousand Dollars ($25,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of twelve per cent (12%) per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

        SECTION 1     PAYMENTS.

               (a) All unpaid principal and interest and fees hereunder shall be due and payable on January 10, 2000, (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) All payments on this Note shall be applied first to interest hereon, and the balance to the payment of principal hereof.

               (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2  EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

        SECTION 3     REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4     MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to principles governing conflicts of law.

               (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                       TEAM COMMUNICATIONS GROUP, INC.



                                       BY: /s/ DREW LEVIN
                                           -------------------------------------
                                           DREW LEVIN
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

$25,000.00 PRINCIPAL AMOUNT                                  AS OF JULY 1,  1998

               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay Donald E. Stuck and Phyllis J. Stuck, with an address of 6706 Kentland Avenue, Canoga Park CA 91307, or registered assigns (the "Holder"), the principal aggregate amount of Twenty Five Thousand Dollars ($25,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of twelve per cent (12%) per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

        SECTION 1     PAYMENTS.

               (a) All unpaid principal and interest and fees hereunder shall be due and payable on January 10, 2000, (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) All payments on this Note shall be applied first to interest hereon, and the balance to the payment of principal hereof.

               (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2  EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

        SECTION 3     REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4     MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to principles governing conflicts of law.

               (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                       TEAM COMMUNICATIONS GROUP, INC.


                                       BY: /s/  DREW LEVIN
                                           -------------------------------------
                                           DREW LEVIN
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

$25,000.00 PRINCIPAL AMOUNT                                 AS OF JUNE 30,  1998

               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay the Ryo & Jean S. Komae Marital Trust U/A dated 11/14/91, with an address of 15822 Dalton Avenue, Gardena CA 90247, or registered assigns (the "Holder"), the principal aggregate amount of Twenty Five Thousand Dollars ($25,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of twelve per cent (12%) per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

        SECTION 1     PAYMENTS.

               (a) All unpaid principal and interest and fees hereunder shall be due and payable on January 10, 2000, (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) All payments on this Note shall be applied first to interest hereon, and the balance to the payment of principal hereof.

               (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2  EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

        SECTION 3     REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4     MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to principles governing conflicts of law.

               (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                       TEAM COMMUNICATIONS GROUP, INC.


                                       BY: /s/  DREW LEVIN
                                           -------------------------------------
                                           DREW LEVIN
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

$50,000.00 PRINCIPAL AMOUNT                                 AS OF JUNE 18,  1998

               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay Claudio Nessi, with an address of P.O. Box 1733, Minusio, CH 6648 Switzerland, or registered assigns (the "Holder"), the principal aggregate amount of Fifty Thousand Dollars ($50,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of twelve per cent (12%) per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

        SECTION 1     PAYMENTS.

               (a) All unpaid principal and interest and fees hereunder shall be due and payable on January 10, 2000, (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) All payments on this Note shall be applied first to interest hereon, and the balance to the payment of principal hereof.

               (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2  EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

        SECTION 3     REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4     MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to principles governing conflicts of law.

               (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                       TEAM COMMUNICATIONS GROUP, INC.


                                       BY: /s/  DREW LEVIN
                                           -------------------------------------
                                           DREW LEVIN
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

$50,000.00 PRINCIPAL AMOUNT                                   AS OF MAY 22, 1998

               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay the Carter Family Trust U/A/D 7/16/90, with an address of 1366 Lachman Lane, Pacific Palisades CA 90272, or registered assigns (the "Holder"), the principal aggregate amount of Fifty Thousand Dollars ($50,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of twelve per cent (12%) per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

        SECTION 1     PAYMENTS.

               (a) All unpaid principal and interest and fees hereunder shall be due and payable on January 10, 2000, (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) All payments on this Note shall be applied first to interest hereon, and the balance to the payment of principal hereof.

               (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2  EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

        SECTION 3     REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4     MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to principles governing conflicts of law.

               (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                       TEAM COMMUNICATIONS GROUP, INC.


                                       BY: /s/  DREW LEVIN
                                           -------------------------------------
                                           DREW LEVIN
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

$50,000.00 PRINCIPAL AMOUNT                                   AS OF MAY 22, 1998

               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay MacAlister Credit Trust, U/A/D 11/25/88, with an address of 78 Lopaco Court, Camarillo CA 93010, or registered assigns (the "Holder"), the principal aggregate amount of Fifty Thousand Dollars ($50,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of twelve per cent (12%) per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

        SECTION 1     PAYMENTS.

               (a) All unpaid principal and interest and fees hereunder shall be due and payable on January 10, 2000, (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) All payments on this Note shall be applied first to interest hereon, and the balance to the payment of principal hereof.

               (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2  EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

        SECTION 3     REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4     MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to principles governing conflicts of law.

               (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                       TEAM COMMUNICATIONS GROUP, INC.


                                       BY: /s/  DREW LEVIN
                                           -------------------------------------
                                           DREW LEVIN
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

$50,000.00 PRINCIPAL AMOUNT                                   AS OF MAY 21, 1998

               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay Miyamoto Investment Company, a Partnership, with an address of 4723 West 120th Street, Hawthorne CA 90250, or registered assigns (the "Holder"), the principal aggregate amount of Fifty Thousand Dollars ($50,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of twelve per cent (12%) per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

        SECTION 1     PAYMENTS.

               (a) All unpaid principal and interest and fees hereunder shall be due and payable on January 10, 2000, (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) All payments on this Note shall be applied first to interest hereon, and the balance to the payment of principal hereof.

               (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2  EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

        SECTION 3     REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4 LOAN ORIGINATION FEE There shall be a fee for the origination of this financing, in an amount equal to eight thousand five hundred dollars ($8,500), which amount (along with any other fee characterized as, or characterizable as, a loan origination fee) shall be considered fully earned as of the date of this Note.

        SECTION 5     MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to principles governing conflicts of law.

               (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                       TEAM COMMUNICATIONS GROUP, INC.


                                       BY: /s/  DREW LEVIN
                                           -------------------------------------
                                           DREW LEVIN
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

$50,000.00 PRINCIPAL AMOUNT                                  AS OF JUNE 11, 1998

               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay Dr. Richard Bardowell, with an address of 773 Foxkirk Road, Glendale CA 91206, or registered assigns (the "Holder"), the principal aggregate amount of Fifty Thousand Dollars ($50,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of twelve per cent (12%) per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

        SECTION 1     PAYMENTS.

               (a) All unpaid principal and interest and fees hereunder shall be due and payable on January 10, 2000, (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) All payments on this Note shall be applied first to interest hereon, and the balance to the payment of principal hereof.

               (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the

United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2  EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

        SECTION 3     REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4 LOAN ORIGINATION FEE Payment in full of this Note shall include, in addition to the stated principal and accrued interest, a fee for the origination of this financing, in an amount equal to eight thousand dollars ($8,000), which amount (along with any other fee characterized as, or characterizable as, a loan origination fee) shall be considered fully earned as of the date of this Note.

        SECTION 5     MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to principles governing conflicts of law.

               (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                       TEAM COMMUNICATIONS GROUP, INC.


                                       BY: /s/  DREW LEVIN
                                           -------------------------------------
                                           DREW LEVIN
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

$50,000.00 PRINCIPAL AMOUNT                                   AS OF MAY 29, 1998

               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay Sandel Products, with an address of: c/o Delbert Reedy, 2183 River City Drive, Laughlin NV 89029, or registered assigns (the "Holder"), the principal aggregate amount of Fifty Thousand Dollars ($50,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of twelve per cent (12%) per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

        SECTION 1     PAYMENTS.

               (a) All unpaid principal and interest and fees hereunder shall be due and payable on January 10, 2000, (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) All payments on this Note shall be applied first to interest hereon, and the balance to the payment of principal hereof.

               (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2  EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

        SECTION 3     REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4     MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to principles governing conflicts of law.

               (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                       TEAM COMMUNICATIONS GROUP, INC.


                                       BY: /s/  DREW LEVIN
                                           -------------------------------------
                                           DREW LEVIN
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                              16% PROMISSORY NOTE

$340,000                      New York, New York                   June 23, 1998

     FOR VALUE RECEIVED, TEAM COMMUNICATIONS GROUP, INC. ("Company" or "Borrower") a California company, located at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025, promises to pay to the order of CHASE FINANCING, LTD., ("Holder" or "Lender") a Delaware company, the principal sum of THREE HUNDRED FORTY THOUSAND ($340,000.00) DOLLARS, or such lesser sum as has been advanced hereunder in lawful money of the United States of America together with interest on the principal balance hereof prior to an Event of Default (hereinafter defined), maturity, or payment in full at the rate ("Applicable Rate") of 16% per annum. The principal hereof, and all accrued interest hereon, shall be due and payable, in full, on the earlier of: (i) August 1, 1999; (ii) the default by the Borrower in the compliance with any of the terms and conditions of this Note, or any other Loan Documents required under the Agreement; and (iii) or as otherwise provided for in this Note ("Note"). Interest hereon shall be calculated at a daily rate equal to 1/360 of the Applicable Rate.

     At the option of the Holder, the principal hereof and accrued and unpaid interest hereon shall at once become due and payable, without notice (except as otherwise specified herein) or demand, in the event ("Event of default") of the occurrence of any one of the following:

(a) a default by the Company in the payment when due of Principal and or any accrued and unpaid interest hereon continuing for (3) three calendar days after written notice by fax thereof by the Holder to the Company; and/or

(b) a final judgement for the payment of money in excess of two hundred fifty thousand ($250,000) dollars in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; and/or



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(c) the entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any part of its property, or the making by it of an assignment for the benefit of creditors or the admission by it in writing of its inability to pay its debts generally as they become due or the taking of corporate action by the Company in furtherance of any such action; and/or

(d) a default is declared under the terms of any collateral security agreements; and/or

(e) a default is declared under any other of the Company's obligations in excess of two hundred fifty thousand ($250,000) in the aggregate; and/or

(f) a sale of all or substantially all of the assets of the Company, or the liquidation, termination, or dissolution of the Company; and/or

(g) default by the Company in the compliance with the terms and conditions hereof or any other loan documents entered into by and between the parties hereto.

     If any installment of interest or principal and interest or any other payment is not paid within (3) three days of the date when due under the terms of this Note, or of the Agreement, then there shall also immediately be due and payable a late charge at the rate of EIGHT CENTS ($.08) for each dollar of such delinquent payment for each month of delinquency.

     It is further understood, however, that should any default


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be made in the payment of any installment of principal or interest on the date in which it shall fall due, or in the performance of any of the agreements, conditions, covenants, provisions or stipulations contained in this Note, Agreement, the Assignment or any of the other loan documents, then Lender, at its option and without notice to Borrower unless expressly required elsewhere herein, may declare immediately due and payable the entire unpaid balance of principal. With interest accrued thereon at the then otherwise applicable rate specified herein above to the date of default and thereafter at a rate equal to the lesser of: (a) twenty-five (25%) percent per annum; or (b) the maximum legal rate of interest chargeable to Borrower (which lesser rate is hereinafter referred to as the "Default Rate") and all other sums due by Borrower hereunder or under the Loan Documents, anything herein or under the Loan Documents to the contrary notwithstanding; and payment thereof may be enforced and recovered in whole or in part at, any time by one or more of the remedies provided to Lender in this Note, the Agreement or the Loan Documents. In such case, Lender may also recover all costs of suit and other expenses in connection therewith, together with a reasonable attorneys' fee for collection (whether through a law suit or through other means), together with interest on any judgement obtained by Lender at a rate which should be equal to the Default Rate, including interest at that rate from and after the date of any execution, judicial or foreclosure sale until actual payment is made to Lender of the full amount due Lender.

        A failure by the Holder to exercise the option to accelerate the maturity hereof upon the happening of an Event of Default shall not constitute a waiver of the right of the Holder to exercise the same or any other option at that time or at any subsequent time with respect to any other Event of Default. The subsequent time with respect to any other Event of Default. The remedies of the Holder as specified herein shall be cumulative and concurrent and may be pursued separately, successively, or together, as often an occasion therefor shall arise, at the sole discretion of the Holder. The acceptance by the Holder of any payment hereon which is less than payment in full of all amounts then due shall not constitute a waiver of the right of the Holder to exercise any option granted to the Holder herein at that time or any subsequent time, or nullify any prior exercise of any such option.

        Borrower hereby waives and releases all benefit that might accrue to Borrower by virtue of any present or future laws exempting the Collateralized Property, or any other property, real or personal, or any part of the proceeds arising from any

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sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered on this Note or in any action to foreclose the Collateral, exemption from civil process, or extension of time for payment. The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, counterclaim, recision, recoupment or adjustment whatsoever. Borrower and all endorses, sureties and guarantors hereby jointly and severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, notice of intention to accelerate the indebtedness evidenced hereby, diligence in collecting, grace, notice, protest and right of set off. Except as expressly required by the terms and provisions of the Note and other Loan Documents, all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and they agree that the liability of each of them shall be unconditional, joint and several, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender. Borrower and all endorses, sureties and guarantors consent to any and all extensions of time, renewals, waiver or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and to the release of the collateral or any part thereof, with or without substitution, and agree that additional makers, endorses, guarantors or sureties may become parties hereto without notice to them or affecting their liability hereunder.

     All of the agreements, conditions, covenants, provisions and stipulations contained in the Agreement and other Loan Documents which are to be kept and performed by Borrower are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein, and Borrower covenants and agrees to keep and perform them, or cause them to be kept and performed, strictly in accordance with their terms. Any default by Borrower under the Agreement or any of the Loan Documents which remains uncured upon the expiration of any applicable-grace and/or curative period provided for therein, may, at Lender's option, be treated as an Event of Default hereunder.

     Notwithstanding anything to the contrary, in the event of any conflict between the terms of this Note and any of the other loan documents, the provisions of the Note shall govern over any conflicting provisions. Furthermore, except as provided above, in

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the event of any conflict between the terms of the Agreement and any other of the Loan documents, the provisions of the Agreement shall govern over any conflicting provisions.

        If this Note is not paid when due, whether at maturity or by acceleration, or if this Note is collected through a bankruptcy, probate, or other court, whether before or after maturity, the Company agrees to pay all reasonable costs of collection, including without limitation reasonable attorney's fees, incurred by the Holder.

        All agreements between the Company and the Holder, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid, or agreed to be paid to the Holder exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Holder in excess of the maximum lawful amount, the interest payable to the Holder shall be reduced to the maximum amount permitted by applicable law. Further, if from any circumstance the Holder shall ever receive anything of value deemed interest by the applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof, and not to the payment of interest hereon, or if such excessive interest exceeds the principal hereof, such excess shall be refunded to the Company. All interest paid or agreed to be paid to the Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal hereof so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the company and the Holder.

        This Note may be prepaid, in whole or in part, at any time after not less than (1) one calendar day written notice by the Company to the Holder. The principal amount of this Note may be prepaid by paying in addition to the principal amount all accrued interest, all other sums due hereunder and a prepayment consideration equal to the lesser of; (a) all the interest due upon this Note for the full term of this Note (August 1, 1999) or; (b) forty two thousand dollars ($42,000).

        The principal and interest shall be payable in United States Currency by wire transfer to the bank that Lender rate forth, or at such other place as Lender, from time to time, may designate

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in writing.

     Payment of this Note is secured by encumbrances on various assets of the Company, intended to be recorded forthwith, from Maker to Lender.

     The remedies of Lender as provided herein, or in the Agreement, shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

     Furthermore the Company agrees that no other subsequent indebtedness of whatever kind, character, or description of the Company is permitted to become senior to our Note.

     If any provision of this Note, Agreement or other Loan Documents is held to be invalid or unenforceable by a court of competent Jurisdiction, the other provisions of this Note, Agreement or other Loan Documents shall remain in full force and effect and shall be liberally construed in favor of Lender in order to effect the provisions of this Note, Agreement and or other Loan Documents.

     This Note may not be amended or modified, nor shall any waiver of any provision hereof be effective, except by an instrument in writing executed by Borrower and Lender.

     This Note shall be governed by and construed in accordance with the laws of the State of New York and the laws of the United States applicable to transactions in the State of New York without regard to conflicts of law rules applied in the State of New York. The Borrower for itself and its successors and assigns hereby consents to personal jurisdiction over it and them in the courts of the State of New York and of any federal court located in such state in connection with any action or proceeding arising out of or related to this Note. The Borrower for itself and its successors and assigns agrees to waive personal service and that service of process upon it or them made be made in any manner permitted by the laws of the State of New York, and in addition thereto specifically agrees that service of process will be deemed sufficient for personal jurisdiction over it or them if service is made by registered or certified mail, to the Borrower's address as met forth in this Note or if Lender is notified in writing to any successor address of the Borrower. It


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is hereby agreed to between the parties and as further inducement for Lender to make this loan that the Lender at its sole and absolute discretion shall have the right in the event that a dispute arises, controversy or claim arising out of this Note, Agreement, or the transactions contemplated hereby, to have it resolved, exclusively by arbitration in the Borough of Manhattan or Bronx, City of New York, before a single arbitrator, under the commercial Arbitration Rules of the American Arbitration Association. Any arbitral hearing shall be conducted exclusively in the English language. The decision of the arbitrator shall be final and binding upon the parties thereto and judgment upon the award rendered may be entered in any court having jurisdiction. The arbitrator shall not be bound by the rules of procedure of any jurisdiction.

      Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

      Borrower acknowledges that it has had the opportunity to have this Note and all the Loan Documents reviewed by its legal counsel and has been fully advised of the meaning of its terms and its effect.

      The Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein; and (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the company, enforceable against it in accordance with its terms; and (iii) the execution, delivery and performance of this Note does not and shall not conflict with any provisions of the company's By-Laws, Articles of Incorporation or any other agreements or Laws which the Company is bound by.

      BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION PROCEEDINGS OR COUNTERCLAIM ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE COMMITMENT AGREEMENT, THIS NOTE, OR ANY OF THE OTHER LOAN DOCUMENTS. FURTHER BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER NOR THE BORROWER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE BORROWER ACKNOWLEDGES THAT


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THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS TRANSACTION BY, INTERALIA THE
PROVISIONS OF THIS SECTION. BORROWER AGREES NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH
A JURY TRIAL CANNOT BE WAIVED.

     Borrower, intending to be legally bound hereby, has caused this Note to be executed as of the day and year first above written. This Note consists of Eight (8) pages.

     IN WITNESS WHEREOF, we have hereunto set our hands and seals as of the date first above indicated.

TEAM COMMUNICATIONS GROUP, INC.
a California company

By:   /s/ DREW S. LEVIN
   -------------------------------------
   Drew S. Levin/Chief Executive Officer

                 WITNESS                                   WITNESS

    /s/ BARBARA FRIEDMAN                         /s/ MICHAEL LATINER
----------------------------------------      ----------------------------------
        Barbara Friedman                             Michael Latiner

STATE OF CALIFORNIA
                           ss.:
COUNTY OF LOS ANGELES

     I hereby certify that on this date before me, an officer duly authorized in the state and county named above to take acknowledgments, personally appeared Drew S. Levin known or proved to me to be the person described in and who acknowledged before me that he executed the foregoing instrument.

Sworn to before me on this 1 day of July, 1998, at Los Angeles, Los Angeles County, State of California.

/s/ STEPHEN DEMIRGIAN
-------------------------------------
Notary Public

My commission expires: 7/18/2001                                 [SEAL]
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